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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated April 11, 1997, which appears in 3Dfx Interactive's Registration Statement on Form S-1 for the year ended December 31, 1996 and the three month period ended March 31, 1997.

                                          Price Waterhouse LLP


San Jose, California
October 27, 1997